FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2006

                                   VoIP, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

          Texas                       000-28985                        75-2785941
------------------------        ---------------------       ---------------------------------
(State of Incorporation)        (Commission File No.)       (IRS Employer Identification No.)

         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)

                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 Entry into a Material Definitive Agreement

      See Item 3.03.

ITEM 3.03 Unregistered Sale of Equity Securities

      On January 6, 2006, Registrant issued and sold $8,227,249.40 principal amount of Convertible Notes to nine accredited investors, for a net purchase price of $7,230,000 (after a 12.121% original issue discount) in a private placement pursuant to Rule 506 of SEC Regulation D. Total net proceeds of approximately $7,230,000 were paid to Registrant at closing. The investors also received five-year warrants to purchase a total of 3,121,111 shares for an exercise price of $1.45889 per share, and one-year warrants to purchase 3,121,111 shares for an exercise price of $1.5915 per share.

      $4,585,867 of the Convertible Notes are secured by a subordinated lien in the assets of Registrant, and all bear interest at 8%, are payable over two years beginning 90 to 180 days after closing in cash or at the option of the Registrant in common stock at the lesser of $1.40 per share or 85% of the weighted average price of the stock on the OTCBB. The holders may at their election convert all or part of the notes into shares of common stock at the conversion rate of $1.318 per share.

      The number of shares of the Registrant's common stock-outstanding on January 6, 2005 was 61,736,458.

      The Registrant has agreed to file a registration statement covering the resale of all shares of common stock that may be issuable upon payment of notes, conversion of notes and exercise of warrants. Copies of all transaction documents are filed as exhibits.

ITEM 9.01 Financial Statements and Exhibits

      10.1     -        Subscription Agreement for Secured Notes
      10.2     -        Subscription Agreement for Unsecured Notes
      10.3     -        Form of Class A Warrant
      10.4     -        Form of Class B Warrant
      10.5     -        Form of Secured Convertible Note
      10.6     -        Form of Unsecured Convertible Note
      10.7     -        Security Agreement
      10.8     -        Security and Pledge Agreement
      10.9     -        Guaranty Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2006                   VoIP, INC.
                                         (Registrant)


                                         By:/s/ B. Michael Adler
                                            ------------------------------------
                                                D. Michael Adler
                                                Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit #

      10.1     -        Subscription Agreement for Secured Notes
      10.2     -        Subscription Agreement for Unsecured Notes
      10.3     -        Form of Class A Warrant
      10.4     -        Form of Class B Warrant
      10.5     -        Form of Secured Convertible Note
      10.6     -        Form of Unsecured Convertible Note
      10.7     -        Security Agreement
      10.8     -        Security and Pledge Agreement
      10.9     -        Guaranty


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